JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I

                         Annual Meeting of Shareholders
                                 April 23, 2007

    The  undersigned  holder of common  shares of  beneficial  interest  of John
Hancock Patriot Premium Dividend Fund I hereby appoints KEITH F. HARTSTEIN, GORDON M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on April 23, 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments SEE REVERSE SIDE


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1a. Not applicable to the Fund.

1b. Not applicable to the Fund.

2: To approve an Agreement and Plan of Reorganization  between the Fund and John
   Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3: To elect the following nominees as Trustees of the Fund:

(01) James R. Boyle; and (02) Steven R. Pruchansky


                   FOR                      WITHHOLD
            [ ]    ALL                [ ]     ALL

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                         PATRIOT PREMIUM DIVIDEND FUND I


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________



------------------------------------------------------------------------------------------------------------------------------------
                                             [arrow up] FOLD AND DETACH HERE [arrow up]




                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                              Internet and telephone voting is available through 11:59 PM Eastern Time the business day prior to annual meeting day.


                 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


---------------------------------------     ---------------------------------------         ----------------------------

             Internet                                   Telephone                                     Mail
  http://www.proxyvoting.com/pdf                     1-866-540-5760
Use the Internet to vote your proxy.          Use any touch-tone telephone to                  Mark, sign and date
Have your proxy card in hand when             vote your proxy. Have your proxy                  your proxy card
you access the web site.                OR    card in hand when you call.            OR               and
                                                                                                return it in the
                                                                                              enclosed postage-paid
                                                                                                    envelope.

---------------------------------------     ---------------------------------------         ----------------------------

                                        If you vote your proxy by Internet or by telephone,
                                           you do NOT need to mail back your proxy card.

                                                                       P R O X Y

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I

     The undersigned holder of Dutch Auction Rate Transferable Securities of beneficial interest ("Preferred Shares") of John Hancock Patriot Premium Dividend Fund I (the "Fund") hereby constitutes and appoints Keith F. Hartstein, Gordon M. Shone and Thomas M. Kinzler, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Monday, April 23, 2007, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1a: Not applicable to the Fund.         1b: Not applicable to the Fund.

2: To approve an Agreement and Plan of Reorganization  between the Fund and John
   Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3: To elect the following nominee as a Trustee of the Fund:

   Patti McGill Peterson        For [ ]         Withhold [ ]


P1PXC  3/07

     Specify your vote by check marks in the appropriate spaces. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee named in the Proxy Statement and in favor of the proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. Date_________________________________________________________________, 2007


                      ------------------------------------
                         Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

                                 Welcome to the
                  John Hancock Patriot Premium Dividend Fund I
                             2007 Proxy Voting Site

                         Annual Meeting of Shareholders
                                 April 23, 2007

    The  undersigned  holder of common  shares of  beneficial  interest  of John
Hancock Patriot Premium Dividend Fund I hereby appoints KEITH F. HARTSTEIN, GORDON M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on April 23, 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

      --------------------------------------------------------------------
               Click here to continue to the secure voting site.
      --------------------------------------------------------------------
          If your browser does not support SSL encryption, click here.



--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

           Welcome to the John Hancock Patriot Premium Dividend Fund I
                             2007 Proxy Voting Site


    Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                     The Board of Trustees recommends a vote
                                 FOR Proposal 2.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

                     The Board of Trustees recommends a vote
                                 FOR Proposal 3.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------



               To Vote On These Proposals - Check The Boxes Below:
          ------------------------------------------------------------

================================================================================
                   The Board recommends a vote FOR Proposal 2.
================================================================================

================================================================================
  PROPOSAL 2

  To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.
================================================================================

  FOR [ ]         AGAINST [ ]         ABSTAIN [ ]
================================================================================

================================================================================
                  The Board recommends a vote FOR Proposal 3.
================================================================================

================================================================================
  PROPOSAL 3

  To elect the following nominees as Trustees of the Fund
================================================================================


  FOR ALL [ ]         WITHHOLD ALL [ ]   FOR ALL EXCEPT[ ]
                                          [ ]01 James R. Boyle
                                          [ ]02 Steven R. Pruchansky
================================================================================


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
--------------------------------------------------------------------------------

                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
----

================================================================================

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------


                       THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                        Your Control Number:

Trustees:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE Please exit your browser program as you normally do.

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST

                         Annual Meeting of Shareholders
                                 April 23, 2007

    The undersigned holder of common shares of beneficial interest of John Hancock Patriot Select Dividend Trust hereby appoints KEITH F. HARTSTEIN, GORDON
M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on April 23, 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments SEE REVERSE SIDE


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1a. Not applicable to the Fund.

1b. Not applicable to the Fund.

2: To approve an Agreement and Plan of Reorganization  between the Fund and John
   Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3: To elect the following nominees as Trustees of the Fund:

(01) James R. Boyle; and (02) Steven R. Pruchansky


                   FOR                      WITHHOLD
            [ ]    ALL                [ ]     ALL

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                          PATRIOT SELECT DIVIDEND TRUST


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________



------------------------------------------------------------------------------------------------------------------------------------
                                             [arrow up] FOLD AND DETACH HERE [arrow up]




                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                              Internet and telephone voting is available through 11:59 PM Eastern Time the business day prior to annual meeting day.


                 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


---------------------------------------     ---------------------------------------         ----------------------------

             Internet                                   Telephone                                     Mail
  http://www.proxyvoting.com/div                     1-866-540-5760
Use the Internet to vote your proxy.          Use any touch-tone telephone to                  Mark, sign and date
Have your proxy card in hand when             vote your proxy. Have your proxy                  your proxy card
you access the web site.                OR    card in hand when you call.            OR               and
                                                                                                return it in the
                                                                                              enclosed postage-paid
                                                                                                    envelope.

---------------------------------------     ---------------------------------------         ----------------------------

                                        If you vote your proxy by Internet or by telephone,
                                           you do NOT need to mail back your proxy card.

                                                                       P R O X Y

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST

     The undersigned holder of Auction Market Preferred Shares of beneficial interest ("Preferred Shares") of John Hancock Patriot Select Dividend Trust (the "Fund") hereby constitutes and appoints Keith F. Hartstein, Gordon M. Shone and Thomas M. Kinzler, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Monday, April 23, 2007, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1a: Not applicable to the Fund.         1b: Not applicable to the Fund.

2: To approve an Agreement and Plan of Reorganization  between the Fund and John
   Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3: To elect the following nominee as a Trustee of the Fund:

   Patti McGill Peterson        For [ ]         Withhold [ ]


P3PXC  3/07

     Specify your vote by check marks in the appropriate spaces. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee named in the Proxy Statement and in favor of the proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. Date_________________________________________________________________, 2007


                      ------------------------------------
                         Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

                                 Welcome to the
                   John Hancock Patriot Select Dividend Trust
                             2007 Proxy Voting Site

                         Annual Meeting of Shareholders
                                 April 23, 2007

    The undersigned holder of common shares of beneficial interest of John Hancock Patriot Select Dividend Trust hereby appoints KEITH F. HARTSTEIN, GORDON
M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on April 23, 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

      --------------------------------------------------------------------
               Click here to continue to the secure voting site.
      --------------------------------------------------------------------
          If your browser does not support SSL encryption, click here.



--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

            Welcome to the John Hancock Patriot Select Dividend Trust
                             2007 Proxy Voting Site


    Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                     The Board of Trustees recommends a vote
                                 FOR Proposal 2.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

                     The Board of Trustees recommends a vote
                                 FOR Proposal 3.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------



               To Vote On These Proposals - Check The Boxes Below:
          ------------------------------------------------------------

================================================================================
                   The Board recommends a vote FOR Proposal 2.
================================================================================

================================================================================
  PROPOSAL 2

  To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.
================================================================================

  FOR [ ]         AGAINST [ ]         ABSTAIN [ ]
================================================================================

================================================================================
                  The Board recommends a vote FOR Proposal 3.
================================================================================

================================================================================
  PROPOSAL 3

  To elect the following nominees as Trustees of the Fund
================================================================================


  FOR ALL [ ]         WITHHOLD ALL [ ]   FOR ALL EXCEPT[ ]
                                          [ ]01 James R. Boyle
                                          [ ]02 Steven R. Pruchansky
================================================================================


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
--------------------------------------------------------------------------------

                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
----

================================================================================

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------


                       THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                        Your Control Number:

Trustees:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE Please exit your browser program as you normally do.

                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND

                         Annual Meeting of Shareholders
                                 April 23, 2007

    The undersigned holder of common shares of beneficial interest of John Hancock Patriot Global Dividend Fund hereby appoints KEITH F. HARTSTEIN, GORDON
M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on April 23, 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments SEE REVERSE SIDE


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1a. Not applicable to the Fund.

1b. Not applicable to the Fund.

2: To approve an Agreement and Plan of Reorganization  between the Fund and John
   Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3: To elect the following nominees as Trustees of the Fund:

(01) James R. Boyle; and (02) Steven R. Pruchansky


                   FOR                      WITHHOLD
            [ ]    ALL                [ ]     ALL

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                          PATRIOT GLOBAL DIVIDEND FUND


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________



------------------------------------------------------------------------------------------------------------------------------------
                                             [arrow up] FOLD AND DETACH HERE [arrow up]




                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                              Internet and telephone voting is available through 11:59 PM Eastern Time the business day prior to annual meeting day.


                 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


---------------------------------------     ---------------------------------------         ----------------------------

             Internet                                   Telephone                                     Mail
  http://www.proxyvoting.com/pgd                     1-866-540-5760
Use the Internet to vote your proxy.          Use any touch-tone telephone to                  Mark, sign and date
Have your proxy card in hand when             vote your proxy. Have your proxy                  your proxy card
you access the web site.                OR    card in hand when you call.            OR               and
                                                                                                return it in the
                                                                                              enclosed postage-paid
                                                                                                    envelope.

---------------------------------------     ---------------------------------------         ----------------------------

                                        If you vote your proxy by Internet or by telephone,
                                           you do NOT need to mail back your proxy card.

                                                                       P R O X Y

                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND

     The undersigned holder of Dutch Auction Rate Transferable Securities of beneficial interest ("Preferred Shares") of John Hancock Global Dividend Fund (the "Fund") hereby constitutes and appoints Keith F. Hartstein, Gordon M. Shone and Thomas M. Kinzler, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Monday, April 23, 2007, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1a: Not applicable to the Fund.         1b: Not applicable to the Fund.

2: To approve an Agreement and Plan of Reorganization  between the Fund and John
   Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3: To elect the following nominee as a Trustee of the Fund:

   Patti McGill Peterson        For [ ]         Withhold [ ]


P4PXC  3/07

     Specify your vote by check marks in the appropriate spaces. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee named in the Proxy Statement and in favor of the proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. Date_________________________________________________________________, 2007


                      ------------------------------------
                         Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

                                 Welcome to the
                    John Hancock Patriot Global Dividend Fund
                             2007 Proxy Voting Site

                         Annual Meeting of Shareholders
                                 April 23, 2007

    The undersigned holder of common shares of beneficial interest of John Hancock Patriot Global Dividend Fund hereby appoints KEITH F. HARTSTEIN, GORDON
M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on April 23, 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

      --------------------------------------------------------------------
               Click here to continue to the secure voting site.
      --------------------------------------------------------------------
          If your browser does not support SSL encryption, click here.



--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

            Welcome to the John Hancock Patriot Global Dividend Fund
                             2007 Proxy Voting Site


    Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                     The Board of Trustees recommends a vote
                                 FOR Proposal 2.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

                     The Board of Trustees recommends a vote
                                 FOR Proposal 3.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------



               To Vote On These Proposals - Check The Boxes Below:
          ------------------------------------------------------------

================================================================================
                   The Board recommends a vote FOR Proposal 2.
================================================================================

================================================================================
  PROPOSAL 2

  To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.
================================================================================

  FOR [ ]         AGAINST [ ]         ABSTAIN [ ]
================================================================================

================================================================================
                  The Board recommends a vote FOR Proposal 3.
================================================================================

================================================================================
  PROPOSAL 3

  To elect the following nominees as Trustees of the Fund
================================================================================


  FOR ALL [ ]         WITHHOLD ALL [ ]   FOR ALL EXCEPT[ ]
                                          [ ]01 James R. Boyle
                                          [ ]02 Steven R. Pruchansky
================================================================================


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
--------------------------------------------------------------------------------

                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
----

================================================================================

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------


                       THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                        Your Control Number:

Trustees:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE Please exit your browser program as you normally do.

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

                         Annual Meeting of Shareholders
                                 April 23, 2007

    The  undersigned  holder of common  shares of  beneficial  interest  of John
Hancock Patriot Preferred Dividend Fund hereby appoints KEITH F. HARTSTEIN, GORDON M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on April 23, 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments SEE REVERSE SIDE


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1a. Not applicable to the Fund.

1b. Not applicable to the Fund.

2: To approve an Agreement and Plan of Reorganization  between the Fund and John
   Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3: To elect the following nominees as Trustees of the Fund:

(01) James R. Boyle; and (02) Steven R. Pruchansky


                   FOR                      WITHHOLD
            [ ]    ALL                [ ]     ALL

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                         PATRIOT PREFERRED DIVIDEND FUND


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________



------------------------------------------------------------------------------------------------------------------------------------
                                             [arrow up] FOLD AND DETACH HERE [arrow up]




                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                              Internet and telephone voting is available through 11:59 PM Eastern Time the business day prior to annual meeting day.


                 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


---------------------------------------     ---------------------------------------         ----------------------------

             Internet                                   Telephone                                     Mail
  http://www.proxyvoting.com/ppf                     1-866-540-5760
Use the Internet to vote your proxy.          Use any touch-tone telephone to                  Mark, sign and date
Have your proxy card in hand when             vote your proxy. Have your proxy                  your proxy card
you access the web site.                OR    card in hand when you call.            OR               and
                                                                                                return it in the
                                                                                              enclosed postage-paid
                                                                                                    envelope.

---------------------------------------     ---------------------------------------         ----------------------------

                                        If you vote your proxy by Internet or by telephone,
                                           you do NOT need to mail back your proxy card.

                                                                       P R O X Y

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

     The undersigned holder of Dutch Auction Rate Transferable Securities of beneficial interest ("Preferred Shares") of John Hancock Patriot Preferred Dividend Fund (the "Fund") hereby constitutes and appoints Keith F. Hartstein, Gordon M. Shone and Thomas M. Kinzler, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Monday, April 23, 2007, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1a: Not applicable to the Fund.         1b: Not applicable to the Fund.

2: To approve an Agreement and Plan of Reorganization  between the Fund and John
   Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3: To elect the following nominee as a Trustee of the Fund:

   Patti McGill Peterson        For [ ]         Withhold [ ]


P7PXC  3/07

     Specify your vote by check marks in the appropriate spaces. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee named in the Proxy Statement and in favor of the proposals. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. Date_________________________________________________________________, 2007


                      ------------------------------------
                         Signature(s) of Shareholder(s)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

                                 Welcome to the
                  John Hancock Patriot Preferred Dividend Fund
                             2007 Proxy Voting Site

                         Annual Meeting of Shareholders
                                 April 23, 2007

    The  undersigned  holder of common  shares of  beneficial  interest  of John
Hancock Patriot Preferred Dividend Fund hereby appoints KEITH F. HARTSTEIN, GORDON M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on April 23, 2007 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

      --------------------------------------------------------------------
               Click here to continue to the secure voting site.
      --------------------------------------------------------------------
          If your browser does not support SSL encryption, click here.



--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

           Welcome to the John Hancock Patriot Preferred Dividend Fund
                             2007 Proxy Voting Site


    Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                     The Board of Trustees recommends a vote
                                 FOR Proposal 2.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

                     The Board of Trustees recommends a vote
                                 FOR Proposal 3.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------



               To Vote On These Proposals - Check The Boxes Below:
          ------------------------------------------------------------

================================================================================
                   The Board recommends a vote FOR Proposal 2.
================================================================================

================================================================================
  PROPOSAL 2

  To approve an Agreement and Plan of Reorganization between the Fund and John Hancock Patriot Premium Dividend Fund II, the termination of the Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law.
================================================================================

  FOR [ ]         AGAINST [ ]         ABSTAIN [ ]
================================================================================

================================================================================
                  The Board recommends a vote FOR Proposal 3.
================================================================================

================================================================================
  PROPOSAL 3

  To elect the following nominees as Trustees of the Fund
================================================================================


  FOR ALL [ ]         WITHHOLD ALL [ ]   FOR ALL EXCEPT[ ]
                                          [ ]01 James R. Boyle
                                          [ ]02 Steven R. Pruchansky
================================================================================


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
--------------------------------------------------------------------------------

                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
----

================================================================================

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------


                       THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                        Your Control Number:

Trustees:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE Please exit your browser program as you normally do.